                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: June 24, 2004

                                  VisiJet, Inc.
             (Exact name of the Company as specified in its charter)

         Delaware                    0--256111                  33-0838660
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)            Identification No.)

                          192 Technology Drive, Suite Q
                            Irvine, California 92618
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                  949-453-9652

Item 5.  Other Events and Regulation FD Disclosure

         On June 24, 2004 the Registrant consummated a transaction with Bushido Capital Master Fund L.P. and Bridges & Pipes LLC (the "Investors") under which the Investors purchased $1,000,000 of Convertible Debentures from the Registrant. The Convertible Debentures are convertible into Common Stock of the Company at a rate of $ .50 per share, subject to antidilution adjustments. The purchase price also included 150,000 shares of newly-issued Common Stock of the Registrant.

         In connection with the transaction the Registrant also issued to the Investors two series of Warrants to purchase Common Stock. The first series, consisting of Warrants to purchase 250,000 shares, are exercisable at a fixed exercise price of $1.50 per share. The second series, consisting of Warrants to purchase 500,000 shares, feature a stepped exercise price; the exercise price is $.60 from the date of issuance through the date twelve months after the Securities and Exchange Commission declares effective a registration statement registering the resale of the shares issuable under the Warrants, and $1.50 per share thereafter. All Warrants expire on the fifth anniversary of the date of issuance.

         As security for the Convertible Debentures, Registrant pledged 350,000 shares of its Common Stock in favor of the Investors, pursuant to a Pledge and Escrow Agreement with the Investors and an Escrow Agent. Also, pursuant to a Registration Rights Agreement, Registrant granted the Investors certain registration rights with respect to the shares of Common Stock issued in the transaction as well as the shares of Common Stock issuable upon conversion of the Convertible Debentures and upon exercise of the Warrants.

Item 7.  Financial Statements and Exhibits

         EXHIBIT

         10.1 Securities Purchase Agreement, dated June 24, 2004, between Registrant, Bushido Capital Master Fund, L.P. and Bridges & Pipes, LLC

         10.2     Form of Convertible Debenture

         10.3     Form of Warrant (stepped price)

         10.4     Form of Warrant (fixed price)

         10.5 Registration Rights Agreement, dated June 24, 2004, between Registrant, Bushido Capital Master Fund, L.P. and Bridges & Pipes, LLC

         10.6 Pledge and Escrow Agreement, dated June 24, 2004, between Registrant, Bushido Capital Master Fund, L.P., Bridges & Pipes, LLC, and Tarter Krinsky & Drogin LLP, as Escrow Agent

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                               VisiJet, Inc., a Delaware
                                                     corporation

                                               By: /s/ Laurence Schreiber
                                                   -----------------------------
                                                   Laurence Schreiber, Secretary

Date:  August 18, 2004

                                       2